                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 of 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      October 13, 1996
                                                      ----------------


                          Central Garden & Pet Company
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-20242             68-0275553
-----------------------------       ----------------    ------------------
(State or other jurisdiction        (Commission File       (IRS Employer
      of incorporation)                  Number)        Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                  94549
------------------------------------------------              -------------
   (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code            (510) 283-4573
                                                              --------------


                                  Inapplicable
                                  ------------
          (Former name or former address if changed since last report)


Exhibit Index located on page 3

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On October 13, 1996, Central Garden & Pet Company (the "Company") issued a press release announcing that it has entered into a definitive agreement (the "Agreement") to acquire assets comprising the flea and tick protection business in the United States and Canada of Sandoz, Ltd. Under the terms of the Agreement, the Company will pay $41 million in cash to Sandoz. The Company anticipates that it will use financing under its existing credit facility, to finance the acquisition.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  See attached Exhibit Index.

                                 EXHIBIT INDEX



Number         Exhibit                                    Page Number
------         -------                                    -----------

1.1            Press Release dated October 13, 1996.         5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY


                              By /s/ Robert B. Jones
                                 -------------------------------
                                 Robert B. Jones, Vice President
                                 and Chief Financial Officer

Dated:  October 15, 1996